                                                                 EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement Nos. 33-34374, 33-40519, 33-53806, 33-69044, 333-23999, 333-53041, 333-75207 and 333-57524.


                                               ARTHUR ANDERSEN LLP




San Jose, California
March 27, 2002